UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 12, 2014 (May 12, 2014)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Avis Budget Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain prior period amounts to conform with the segment reporting changes made in connection with the change in our management structure, as well as to disclose a revision to our definition of Adjusted EBITDA, with respect to the financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2013 (“2013 Form 10-K”).
During the first quarter of 2014, we changed our management structure and revised our definition of Adjusted EBITDA to exclude restructuring expense. As a result, the financial results of the Company’s Zipcar operations outside of North America are now reported in the Company’s International segment, rather than in the Company’s North America segment. In addition, Adjusted EBITDA now represents income from continuing operations before non-vehicle related depreciation and amortization, any impairment charge, restructuring expense, early extinguishment of debt costs, transaction-related costs, non-vehicle related interest and income taxes. We began to report comparative results under the new organization structure with the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.
The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the changes noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Form 8-K to recast our consolidated financial statements as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, to reflect the changes in segment reporting and our definition of Adjusted EBITDA, as described above. The recast of Items contained in the Company’s 2013 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate any of our previously issued financial statements, which were included in our 2013 Form 10-K. In particular, there have been no changes to the Company’s consolidated results of operations, balance sheets or statements of cash flows. This Form 8-K does not reflect events occurring after we filed our 2013 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the realignment of our management structure and the revision our definition of Adjusted EBITDA. For significant developments which have occurred subsequent to the filing of the 2013 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By	/s/ David Calabria
David Calabria Vice President and Chief Accounting Officer May 12, 2014

Exhibit Index

Exhibit No.	Description
23.1	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
99.1	UPDATES, WHERE APPLICABLE, TO PART I, ITEM 1. REVISED SELECTED BUSINESS DISCUSSION
99.2	REVISED SELECTED FINANCIAL DATA
99.3	REVISED MANAGEMENT’S DISCUSSION AND ANALYSIS
99.4	REVISED CONSOLIDATED FINANCIAL STATEMENTS AND ACCOMPANYING FOOTNOTES
99.5	UPDATED REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

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